Note 2 - Summary of Significant Accounting Policies - Schedule of Equipment and Leasehold Improvements (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Total, at cost	$ 2,250	$ 2,204
Less: accumulated depreciation	(607)	(462)
Total equipment and leasehold improvements, net	1,643	1,742
Equipment [Member]
Total, at cost	1,724	1,678
Leasehold Improvements [Member]
Total, at cost	$ 526	$ 526